Exhibit 32

                            CERTIFICATION OF OFFICERS
                          OF AMERICANA PUBLISHING, INC.
                          PURSUANT TO 18 USC sect; 1350


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Americana Publishing, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-QSB for the quarter ended March 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition results of operations of the Company.

Dated:  November, 2005

                                      /s/ George Lovato,Jr
                                      -------------------------------------
                                      George Lovato, Jr.
                                      President/Chief Executive Officer


Dated:  November 21, 2005

                                      /s/ Don White
                                      -------------------------------------
                                      Don White,
                                      Chief Financial Officer